UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2015

PFIZER INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
235 East 42nd Street New York, New York (Address of principal executive offices)
10017-5755 (Zip Code)

Registrant's telephone number, including area code: (212) 733-2323

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[   ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

      Pursuant to an Agreement and Plan of Merger, dated as of February 5, 2015 (the “Merger Agreement”), by and among Pfizer Inc., a Delaware corporation (“Pfizer”), Perkins Holding Company, a Delaware corporation and a wholly-owned subsidiary of Pfizer (“Merger Sub”), and Hospira, Inc., a Delaware corporation ( “Hospira”), Merger Sub was merged with and into Hospira (the “Merger”), with Hospira continuing as the surviving corporation and a wholly-owned subsidiary of Pfizer. The Merger became effective on September 3, 2015.

      At the effective time of the Merger, each issued and outstanding share of Hospira common stock, par value $0.01 per share, was converted into the right to receive $90.00 in cash without interest thereon (other than any shares of Hospira common stock owned by Hospira as treasury stock, any shares owned by Pfizer, any shares owned by Merger Sub and dissenting shares, if any, which were not so converted).

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to Pfizer’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 6, 2015, which is incorporated herein by reference.
Item 7.01	FD Disclosure.

      On September 3, 2015, Pfizer issued a press release announcing the completion of the merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

      The information in Exhibit 99.1to this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be incorporated by reference into future filings by Pfizer under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Item 9.01	Exhibits.
(d) Exhibits

Exhibit No.	Description
 2.1
Agreement and Plan of Merger, dated as of February 5, 2015, among Pfizer Inc., Perkins Holding Company and Hospira, Inc. (incorporated by reference to Exhibit 2.1 to the Form 8-K filed by Pfizer with the Securities and Exchange Commission on February 6, 2015).
99.1
Press Release dated September 3, 2015

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFIZER INC.

Date: September 3, 2015	By: /s/ Margaret M. Madden Margaret M. Madden
Title: Vice President and Chief Governance Counsel

EXHIBIT INDEX

Exhibit No.	Description
 2.1
Agreement and Plan of Merger, dated as of February 5, 2015, among Pfizer Inc., Perkins Holding Company and Hospira, Inc. (incorporated by reference to Exhibit 2.1 to the Form 8-K filed by Pfizer with the Securities and Exchange Commission on February 6, 2015).
99.1
Press Release dated September 3, 2015